--------------------------------------------------------------------------------
                                                                    Exhibit 99.1
                       Ryder Vehicle Lease Trust 1999-A
                           Payment Date Certificate

--------------------------------------------------------------------------------

     The undersigned, duly authorized representative of Ryder Truck Rental, Inc., as Administrative Agent under the Administration Agreement, among Ryder Truck Rental LT, Ryder Truck Rental I LP, Ryder Truck Rental II LP and Ryder Truck Rental, Inc., dated as of February 1, 1998, as supplemented by that certain Supplement 1999-A to Administration Agreement, dated as of October 1, 1999 (the "Administration Supplement"), certifies as follows pursuant to the Indenture, dated as of October 1, 1999 (the "Indenture"), between Ryder Vehicle Lease Trust 1999-A (the "Issuer") and U.S. Bank National Association, as trustee (the "Trustee"):

     1. Capitalized terms used in this Certificate have been defined in the Indenture;

     2. Ryder Truck Rental, Inc. is the Administrative Agent;

     3. The undersigned is an Officer of the Administrative Agent; and

     4. The following information is supplied pursuant to Sections 8.03 and 8.04(e) of the Indenture and Section 5.02 of the Amended and Restated Trust Agreement, dated as of October 1, 1999 (the "Trust Agreement") between Ryder Funding LP and Chase Manhattan Bank Delaware, as Owner Trustee:

(i)      SUBI Collections for the Collection Period                                                                  $17,048,003.08

         Amounts allocable to the 99% 1999-A  SUBI Certificate                                                       $16,877,523.05

         Amounts allocable to the 1% 1999-A  SUBI Certificate                                                           $170,480.03

(ii)     Available Funds
                    (i)        99% of SUBI Collections                                                               $16,877,523.05
                    (ii)       Advances                                                                                 $793,005.12
                    (iii)      99% of the Residual Value Surplus Draw Amount                                                  $0.00
                    (iv)       The Optional Purchase Price                                                                    $0.00

(iii)    Interest accrued on the Class A Notes during the Accrual Period
                               Class A-1                                                                                      $0.00
                                   Dollar Amount per $1,000 of original principal balance                                     $0.00
                               Class A-2                                                                                $300,690.64
                                   Dollar Amount per $1,000 of original principal balance                                    $4.773
                               Class A-3                                                                                $901,800.00
                                   Dollar Amount per $1,000 of original principal balance                                   $16.700
                               Class A-4                                                                                $912,925.00
                                   Dollar Amount per $1,000 of original principal balance                                   $17.225
                               Class A-5                                                                              $1,513,342.50
                                   Dollar Amount per $1,000 of original principal balance                                   $17.825

(iv)     Interest accrued on the Subordinated Notes during the Accrual Period                                           $250,697.33
         Dollar Amount per $1,000 of original principal balance of the Subordinated Notes                                   $19.250

(v)      Interest on the Aggregate Certificate Balance of the Trust Certificates                                        $209,027.57
         during the Accrual Period
                               Transferor Trust Certificate Amount                                                        $2,090.28
                               Dollar Amount per $1,000 of original principal balance of the                                $19.250
                                                        Transferor Trust Certificate
                               Other Trust Certificates Amount                                                          $206,937.29
                               Dollar Amount per $1,000 of original principal balance of the                                $19.250
                                                       Other Trust Certificates

(vi)     Outstanding Amounts as of the day immediately preceding the Payment Date
                               Class A Notes
                                 Class A-1                                                                                   $0.000
                                     Dollar Amount per $1,000 of original principal balance                                  $0.000
                                 Class A-2                                                                           $18,705,483.21
                                     Dollar Amount per $1,000 of original principal balance                                $296.912
                                 Class A-3                                                                           $54,000,000.00
                                     Dollar Amount per $1,000 of original principal balance                               $1,000.00
                                 Class A-4                                                                           $53,000,000.00
                                     Dollar Amount per $1,000 of original principal balance                               $1,000.00
                                 Class A-5                                                                           $84,900,000.00
                                     Dollar Amount per $1,000 of original principal balance                               $1,000.00
                               Subordinated Notes                                                                    $13,023,238.00
                                     Dollar Amount per $1,000 of original principal balance                               $1,000.00
                               Aggregate Certificate Balance of the Trust Certificates                               $10,858,575.00
                                     Dollar Amount per $1,000 of original principal balance                               $1,000.00
 (vii)   SUBI Collections
                               Deposited into the Note Distribution Account                                           $3,628,758.14
                               Class A-1                                                                                      $0.00
                               Class A-2                                                                                $300,690.64
                               Class A-3                                                                                $901,800.00
                               Class A-4                                                                                $912,925.00
                               Class A-5                                                                              $1,513,342.50
                               Deposited into the Certificate Distribution Account                                      $209,027.57

(viii)          (A)            Reserve Fund Balance as of the previous Payment Date                                   $9,970,408.92
                               Reserve Fund Requirement (constant)                                                    $9,970,408.92
                               Reserve Fund at the beginning of the Collection Period                                 $9,970,408.92
                               Reserve Fund at the end of the Collection Period                                       $9,970,408.92
                (B)            Reserve Fund Deposit Amount (Sub Note Interest / Principal & Bank Interest)              $477,051.50
                (C)            Reserve Fund Draw Amount                                                                       $0.00
                (D)            Reserve Fund Balance after all withdrawals and deposits in respect                     $9,970,408.92
                               of the Payment Date
                (E)            Change in the Reserve Fund Balance from the prior Payment Date                                 $0.00

 (ix)    Class A Notes Distribution Amount
                               Class A-1                                                                                      $0.00
                                     Dollar Amount per $1,000 of original principal balance                                   $0.00

                               Portion Allocable to Interest                                                                  $0.00
                                     Dollar Amount per $1,000 of original principal balance                                   $0.00
                               Class A-2                                                                             $13,161,941.05
                                     Dollar Amount per $1,000 of original principal balance                                $208.920
                               Portion Allocable to Interest                                                            $300,690.64
                                     Dollar Amount per $1,000 of original principal balance                                  $4.773
                               Class A-3                                                                                $901,800.00
                                     Dollar Amount per $1,000 of original principal balance                                 $16.700
                               Portion Allocable to Interest                                                            $901,800.00
                                     Dollar Amount per $1,000 of original principal balance                                 $16.700
                               Class A-4                                                                                $912,925.00
                                     Dollar Amount per $1,000 of original principal balance                                 $17.225
                               Portion Allocable to Interest                                                            $912,925.00
                                     Dollar Amount per $1,000 of original principal balance                                 $17.225
                               Class A-5                                                                              $1,513,342.50
                                     Dollar Amount per $1,000 of original principal balance                                 $17.825
                               Portion Allocable to Interest                                                          $1,513,342.50
                                     Dollar Amount per $1,000 of original principal balance                                 $17.825
      Certificate Distribution Amount                                                                                   $209,027.57
                               Dollar Amount per $1,000 of original principal balance                                       $19.250
                               Portion Allocable to Interest                                                            $209,027.57
                               Dollar Amount per $1,000 of original principal balance                                       $19.250

(x)   Quarterly Principal Distributable Amount
                               Class A Notes
                                Class A-1                                                                                     $0.00
                                    Dollar Amount per $1,000 of original principal balance                                    $0.00
                                Class A-2                                                                            $12,861,250.41
                                    Dollar Amount per $1,000 of original principal balance                                 $204.147
                                Class A-3                                                                                     $0.00
                                    Dollar Amount per $1,000 of original principal balance                                    $0.00
                                Class A-4                                                                                     $0.00
                                    Dollar Amount per $1,000 of original principal balance                                    $0.00
                                Class A-5                                                                                     $0.00
                                    Dollar Amount per $1,000 of original principal balance                                    $0.00
                               Subordinated Notes                                                                             $0.00
                                     Dollar Amount per $1,000 of original principal balance                                   $0.00
                               Trust Certificates                                                                             $0.00
                                     Dollar Amount per $1,000 of original principal balance                                   $0.00

         Optimal Principal Distributable Amount
            Class A Notes
              Class A-1                                                                                                       $0.00
                  Dollar Amount per $1,000 of original principal balance                                                      $0.00
              Class A-2                                                                                              $12,861,250.41
                  Dollar Amount per $1,000 of original principal balance                                                   $204.147
              Class A-3                                                                                                       $0.00
                  Dollar Amount per $1,000 of original principal balance                                                      $0.00
              Class A-4                                                                                                       $0.00

                  Dollar Amount per $1,000 of original principal balance                                                      $0.00
              Class A-5                                                                                                       $0.00
                  Dollar Amount per $1,000 of original principal balance                                                      $0.00
            Subordinated Notes                                                                                                $0.00
                  Dollar Amount per $1,000 of original principal balance                                                      $0.00
            Trust Certificates                                                                                                $0.00
                  Dollar Amount per $1,000 of original principal balance                                                      $0.00
         Principal Shortfall Amount
            Class A Notes
              Class A-1                                                                                                       $0.00
                  Dollar Amount per $1,000 of original principal balance                                                      $0.00
              Class A-2                                                                                                       $0.00
                  Dollar Amount per $1,000 of original principal balance                                                      $0.00
              Class A-3                                                                                                       $0.00
                  Dollar Amount per $1,000 of original principal balance                                                      $0.00
              Class A-4                                                                                                       $0.00
                  Dollar Amount per $1,000 of original principal balance                                                      $0.00
              Class A-5                                                                                                       $0.00
                  Dollar Amount per $1,000 of original principal balance                                                      $0.00
            Subordinated Notes                                                                                                $0.00
                  Dollar Amount per $1,000 of original principal balance                                                      $0.00
            Trust Certificates                                                                                                $0.00
                  Dollar Amount per $1,000 of original principal balance                                                      $0.00

(xi)     Class A-1 Note Factor                                                                                                 0.00
         Class A-2 Note Factor                                                                                            0.0927656
         Class A-3 Note Factor                                                                                            1.0000000
         Class A-4 Note Factor                                                                                            1.0000000
         Class A-5 Note Factor                                                                                            1.0000000
         Subordinated Note Factor                                                                                         1.0000000
         Certificate Factor (does not include Transferor Trust Certificate)                                               1.0000000

(xii)    Residual Value Losses for the immediately preceding Collection Period                                           $27,262.20
         Residual Value Surplus for the immediately preceding Collection Period                                               $0.00
         Amount on Deposit in the Residual Value Surplus Account                                                              $0.00
         Residual Value Surplus Draw Amount included in Available Funds                                                       $0.00
         Residual Value Surplus Draw Amount                                                                                   $0.00

(xiii)   Special Event Purchases during the Collection Period                                                                 $0.00
         Aggregate Securitization Value (as of Cutoff Date or during the related Calendar                                     $0.00
         Year, as applicable) of Special Event Purchases made year-to-date

(xiv)    Sales Proceeds Advances included in Available Funds                                                            $789,581.93
         Financial Component Advances included in Available Funds                                                         $6,340.45

(xv)     Payment Date Advance Reimbursement for the Accrual Period
                              For Credit Losses                                                                           $2,917.26
                              For Sales Proceeds Advances Outstanding for 9 or more months                                    $0.00

(xvi)    Amounts released to the Transferor
                              As Subordinated Noteholder                                                                $250,697.33
                              As Holder of the Transferor Trust Certificate                                             $370,758.07

(xvii)   Administration Fee for the Collection Period                                                                   $576,390.82
         Any unpaid fees in respect of one or more prior Collection Periods                                                   $0.00

(xviii)  Retained SUBI Certificate Distribution Amount                                                                  $164,657.90
         Retained SUBI Certificate Amount                                                                               $170,480.03
         Retained Administration Fee for the Collection Period                                                            $5,822.13

(xix)    Net Investment Earnings on the SUBI Collection Account                                                         $119,404.08
              and the Residual Value Surplus Account

(xx)     Net Investment Earnings on the Reserve Fund                                                                    $106,950.09

(xxi)    Amount distributable to the Transferor from the Residual Value Surplus Account                                       $0.00


IN WITNESS WHEREOF, the undersigned has duly executed
         this Certificate on:            July 12, 2001

         Ryder Truck Rental as Administrative Agent

               by __________________________________________________
                                      W. Daniel Susik
                                 Senior Vice President & Treasurer
                                   Ryder Truck Rental, Inc.
                         Authorized Officer of the Administrative Agent)